EXHIBIT 10.3

SECURITY AGREEMENT

SECURITY AGREEMENT (this “Agreement”) dated as of July 3, 2006 (the “Effective Date”), by VELOCITY EXPRESS CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware (the “Company”); each of the Subsidiaries of the Company identified under the caption “SUBSIDIARY GUARANTORS” on the signature pages hereto or that become “Subsidiary Guarantors” hereunder pursuant to Section 6.06 after the date hereof (individually, a “Subsidiary Guarantor” and, collectively, the “Subsidiary Guarantors” and, together with the Company, individually a “Grantor Party” and, collectively, the “Grantor Parties”); to and in favor of WELLS FARGO BANK, N.A., as Trustee for and on behalf of the Holders under (and as defined in) the Indenture referred to (and defined) below, acting, for purposes of this Agreement, on behalf and for the benefit of the Holders as their duly-appointed representative and agent with regard to all matters pertaining to the Collateral (as defined below) and the various other rights, interests, obligations and liabilities created or evidenced hereby (in such Trustee capacity and as so acting hereunder, the “Trustee”).

BACKGROUND

The Company has entered into an even-dated Indenture (the “Indenture”—capitalized terms used and not otherwise defined in this Agreement being defined herein as therein provided) with and in favor of the Trustee, pursuant to which the Company has issued its 12% Senior Secured Notes Due 2010 (the “Notes”), in an aggregate principal amount of $81,500,000 and, in connection therewith has executed and/or delivered to and in favor of the Holders (and/or the Trustee acting on their behalf) various other Transaction Documents providing for certain further undertakings of the Company in connection with the Indenture transaction.

Pursuant to Section 10.01 of the Indenture, each Subsidiary Guarantor has, by its even-dated signature (or, as contemplated by such Section 10.01 and the provisions hereof, by its later accession) to the Indenture, jointly and severally guaranteed any and all Note Obligations at any and all times arising or outstanding thereunder in favor of the Holders (and/or the Trustee acting on their behalf) and has provided certain additional assurances to the Holders or the Trustee as to the due and punctual performance of any and all Company liabilities or obligations of any other nature or type provided for under the Transaction Documents (the Note Obligations and such other Company liabilities and obligations, collectively, the “Secured Obligations”).

On and subject to the terms, conditions and limitations contained in Sections 4.16 and 4.16A of the Indenture, the Grantor Parties, may, at any time or from time to time after the Effective Date, be entering into the Senior Facility Agreement with the Senior Facility Creditors providing, subject to the terms and conditions thereof, for extensions of credit (by means of loans and letters of credit) to be made by the Senior Facility Creditors to the Company and/or applicable Subsidiary Guarantors in an aggregate principal amount not exceeding the Applicable Facility Cap and requiring the Company’s and/or applicable Subsidiary Guarantors’ execution and/or delivery to and in favor of the Senior Facility Creditors and the Senior Facility Agent, as applicable, of the various promissory notes, security agreements, mortgages, pledges, guarantees and other agreements, instruments and documents as constituting, together with the Senior Facility Agreement, the Senior Facility Documents referred to in the Indenture.

Accordingly, as a material inducement and fundamental condition to each Holder’s willingness and agreement to extend and maintain, to and for the benefit of the Company and the Subsidiary Guarantors, the financing and other accommodations provided for in the Indenture and the other Transaction Documents, each Grantor Party hereby agrees with, covenants to and undertakes in favor of the Trustee as follows:

Section 1. Definitions. In addition to the incorporation into this Agreement of Indenture definitions as above noted, the following terms shall be defined as follows:

“Accounts” shall have the meaning assigned to such term in Article 9 of the Uniform Commercial Code.

“Collateral” has the meaning assigned to such term in Section 3.

“Collateral Account” means the deposit account established and maintained in accordance with Section 4.01.

“Copyright Collateral” means all material Copyrights, whether now owned or hereafter acquired by any Grantor Party, including each Copyright identified in Annex 4.

“Copyrights” means all copyrights, copyright registrations and applications for copyright registrations, including all renewals and extensions thereof, the right to recover for all past, present and future infringements thereof, and all other rights of any kind whatsoever accruing thereunder or pertaining thereto.

“Deposit Account” shall mean and include the Collateral Account, the Designated Account (as defined in the Control Agreement) and each other deposit account (as defined in Article 9 of the Uniform Commercial Code) and securities account as defined in Article 8 of the Uniform Commercial Code) at any time titled in the name of or in trust for, or otherwise held or maintained by, any Grantor Party, including, without limitation, any such account into which funds are deposited or to be deposited as contemplated by the Transaction Documents.

“Document” has the meaning assigned to such term in Section 3(g).

“Financial Assets” shall have the meaning assigned to such term in Article 8 of the Uniform Commercial Code.

“Instruments” has the meaning assigned to such term in Section 3(d).

“Intangibles” means, with respect to any Grantor Party, all Intellectual Property, together with such Grantor Party’s other “general intangibles” (including goodwill, registrations, licenses, franchises, tax refund claims, guarantee claims, contract rights, security interests and rights to indemnification, etc.) as defined in Uniform Commercial Code.

“Intellectual Property” means collectively, all Copyright Collateral, all Patent Collateral and all Trademark Collateral, together with (a) all inventions, processes, software, production methods, proprietary information, know-how and trade secrets with respect to any of the foregoing; (b) all licenses or user or other agreements granted to any Grantor Party with respect to any of the foregoing, including software licenses, in each case whether now or hereafter owned or used including the licenses or other agreements with respect to the Copyright Collateral, the Patent Collateral or the Trademark Collateral, listed in Annex 7 and (c) all information, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs with respect to any of the foregoing.

“Inventory” shall have the meaning assigned to such term in Article 9 of the Uniform Commercial Code.

“Investment Property” shall have the meaning assigned to such term in Article 9 of the Uniform Commercial Code.

“Issuers” means, collectively, (a) the respective corporations, partnerships or other entities identified under the names of the Grantor Parties on Annex 3 under the caption “Issuer” and (b) any other entity that shall at any time be a Subsidiary Guarantor that is not a Restricted Subsidiary.

“Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, and any lease in the nature thereof), or the assignment or conveyance of any right to receive income therefrom.

“Patent Collateral” means all material Patents of the Grantor Parties as identified in Annex 5.

“Patents” means to the extent used, registered or applied for within the United States of America or in any other jurisdiction, all patents, including the inventions and improvements described and claimed therein together with the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, all income, royalties, damages and payments now or hereafter due and/or payable under and with respect thereto, including damages and payments for past or future infringements thereof, the right to sue for past, present and future infringements thereof.

“Perfection Certificate” means the Perfection Certificate completed, executed and delivered of even date with the Effective Date by the Company to the Trustee, whereby the Company has, for itself and on behalf of each Subsidiary Guarantor, furnished and certified to the Trustee certain data pertaining to the Collateral as requested therein for the Trustee’s reliance in making determinations as to the filings, actions and undertakings as are necessary and appropriate to result in the duly-perfected, first-priority Liens in the Collateral for the Trustee’s’ benefit as required hereby.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof or other entity of any kind.

“Pledged Debt” means any Indebtedness of a Subsidiary (as such terms are defined in the Indenture) held by any Grantor Party, other than any Restricted Subsidiary Indebtedness.

“Pledged Stock” has the meaning assigned to such term in Section 3(a).

“Permitted Investments” shall mean: (a) direct obligations of the United States of America, or of any agency thereof, or obligations guaranteed as to principal and interest by the United States of America, or of any agency thereof, in either case maturing not more than 90 days from the date of acquisition thereof; (b) certificates of deposit or time deposits issued by any bank or trust company organized under the laws of the United States of America or any state thereof and having capital, surplus and undivided profits of at least $500,000,000, maturing not more than 90 days from the date of acquisition thereof; (c) fully collateralized repurchase agreements with a term of not more than 90 days for securities described in clause (a) of this definition and entered into with a financial institution satisfying the criteria described in clause (b) of this definition; and (d) commercial paper rated A-1 or better or P-1 by Standard & Poor’s Ratings Services, a division of McGraw-Hill Companies, Inc., or Moody’s Investors Services, Inc., respectively, maturing not more than 90 days from the date of acquisition thereof; in each case so long as the same (x) provide for the payment of principal and interest (and not principal alone or interest alone) and (y) are not subject to any contingency regarding the payment of principal or interest.

“Secured Obligations” has the meaning assigned to such term in the recitals hereto.

“Stock Collateral” has the meaning assigned to such term in Section 3(a)(ii).

“Trademark Collateral” means all material Trademarks, whether now owned or hereafter acquired by any Grantor Party, including each Trademark identified in Annex 6. Notwithstanding the foregoing, the Trademark Collateral does not and shall not include any Trademark that would be rendered invalid, abandoned, void or unenforceable by reason of its being included as part of the Trademark Collateral.

“Trademarks” means, to the extent used, registered or applied for in the United States of America or in any other jurisdiction, all trade names, trademarks and service marks, logos, trademark and service mark registrations, and applications for trademark and service mark registrations, including all renewals of trademark and service mark registrations, all rights corresponding thereto throughout the United States of America and any other jurisdiction, the right to recover for all past, present and future infringements thereof, all other rights of any kind whatsoever accruing thereunder or pertaining thereto, together, in each case, with the product lines and goodwill of the business connected with the use of, and symbolized by, each such trade name, trademark and service mark.

“Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York, or, to the extent governing or mandatorily applicable to the attachment, perfection or priority of any Lien created or evidenced (or purported to be created or evidenced) hereby in, on or with respect to any particular item(s) of Collateral subject or purported to be subject to any such Lien(s) and/or the terms and conditions of this Agreement, the Uniform Commercial Code as in effect from time to time in such other jurisdiction(s) to which such Lien(s) or Collateral is or are so governed and subject.

SECTION 1A. SUBORDINATION AGREEMENT; EFFECT ON TRUSTEE RIGHTS AND REMEDIES. THE TRUSTEE ACKNOWLEDGES AND AGREES WITH EACH GRANTOR PARTY THAT THIS AGREEMENT, TOGETHER WITH ANY AND ALL RIGHTS, REMEDIES, INTERESTS AND BENEFITS HEREIN CONFERRED ON THE TRUSTEE FOR THE BENEFIT OF THE HOLDERS, ON AND SUBJECT TO THE TERMS AND CONDITIONS OF THE INDENTURE PERTAINING TO THE OCCURRENCE AND EFFECT OF THE SUBORDINATION REQUIRED DATE DESCRIBED THEREIN, MAY BE MADE SUBJECT TO THE SUBORDINATION AGREEMENT IF AND WHEN EXECUTED ON THE SUBORDINATION REQUIRED DATE BY AND BETWEEN THE SENIOR FACILITY AGENT AND THE TRUSTEE SUBSTANTIALLY IN THE FORM ATTACHED AS EXHIBIT B. IMMEDIATELY UPON THE SUBORDINATION REQUIRED DATE AND FOR SO LONG THEREAFTER AS THE SAME SHALL REMAIN APPLICABLE AND IN EFFECT PURSUANT TO ITS TERMS, THE SUBORDINATION AGREEMENT SHALL IN ALL RESPECTS GOVERN AND CONTROL THE RELATIVE PRIORITIES, RIGHTS, INTERESTS, LIENS AND REMEDIES AS BETWEEN THE TRUSTEE, ON THE ONE HAND, AND THE SENIOR FACILITY AGENT, ON THE OTHER HAND, AND NO ACTIONS TAKEN OR OMISSIONS MADE AT ANY AND ALL SUCH TIMES BY ANY PERSON PURSUANT TO AND IN COMPLIANCE WITH ALL APPLICABLE TERMS AND CONDITIONS OF THE SUBORDINATION AGREEMENT SHALL RESULT IN ANY MISREPRESENTATION, BREACH OR DEFAULT BY ANY GRANTOR PARTY HEREUNDER NOR GIVE RISE TO ANY RIGHT, REMEDY OR CLAIM OF THE TRUSTEE IN RESPECT THEREOF. UPON AND AT ALL TIMES DURING THE EFFECTIVENESS OF THE SUBORDINATION AGREEMENT, ALL TERMS AND CONDITIONS THEREOF AS ATTACHED TO THIS AGREEMENT ON THE EFFECTIVE DATE AS EXHIBIT B HERETO SHALL BE INCORPORATED INTO AND MADE A PART OF THIS AGREEMENT AS IF FULLY WRITTEN AND SET FORTH HEREIN. THE TRUSTEE FURTHER AGREES THAT, UPON AND AFTER THE SUBORDINATION REQUIRED DATE (IF AND WHEN OCCURRING), IT SHALL, AT THE SOLE COST AND EXPENSE OF THE COMPANY, COOPERATE WITH THE COMPANY IN TAKING SUCH ACTIONS AND PROVIDE SUCH ASSURANCES (INCLUDING, WITHOUT LIMITATION, THE HANDING OVER OF COLLATERAL ITEMS IN OR UNDER THE SOLE POSSESSION AND CONTROL OF TRUSTEE, AS SECURED PARTY, FOR PERFECTION PURPOSES OR OTHERWISE) AS ARE REASONABLY REQUESTED BY THE SENIOR FACILITY AGENT AS

BEING NECESSARY TO GIVE FULL EFFECT TO THE LIEN PRIORITIES AND ASSOCIATED RIGHTS EXPRESSLY PROVIDED IN THE LATTER’S FAVOR PURSUANT TO THE SUBORDINATION AGREEMENT TERMS AS ATTACHED IN EXHIBIT B HERETO.

EACH GRANTOR PARTY ACKNOWLEDGES AND AGREES THAT: (1) THE FOREGOING PROVISIONS OF THIS SECTION 1A ARE STRICTLY LIMITED AS EXPRESSLY WRITTEN INTO THIS AGREEMENT, SUCH THAT, OTHER THAN THE LIMITED EXCEPTION MADE IN FAVOR OF THE SENIOR FACILITY AGENT PER THE SUBORDINATION AGREEMENT AS AFORESAID, THE FIRST-PRIORITY LIEN AND SECURITY INTEREST CREATED AND GRANTED TO AND IN FAVOR OF TRUSTEE SHALL AT ALL TIMES BE AND REMAIN ABSOLUTE AND UNCONDITIONAL; (2) FOR SO LONG AS ANY SECURED OBLIGATIONS SHALL REMAIN OUTSTANDING, NO PERSON OTHER THAN THE SENIOR FACILITY AGENT, ACTING IN ACCORDANCE WITH AND TO THE LIMITED EXTENT OF ITS PRIORITY RIGHTS AND INTERESTS AS EXPRESSLY STATED IN THE SUBORDINATION AGREEMENT TERMS ATTACHED TO THIS AGREEMENT, SHALL AT ANY SUCH TIME HAVE, RELATIVE TO THE LIENS AND SECURITY INTERESTS IN FAVOR OF THE TRUSTEE CREATED OR EVIDENCED HEREBY OR BY ANY OTHER TRANSACTION DOCUMENTS, ANY SENIOR, PARI PASSU OR OTHERWISE COMPETING OR CONFLICTING RIGHTS, INTERESTS, ENTITLEMENTS OR CLAIMS WHATSOEVER IN, TO OR WITH RESPECT TO THE COLLATERAL OR ANY OF THE VARIOUS RIGHTS, INTERESTS, REMEDIES AND BENEFITS OTHERWISE CONFERRED (OR PURPORTED TO BE CONFERRED) ON TRUSTEE PURSUANT HERETO; AND (3) IMMEDIATELY UPON TERMINATION OF, OR OTHERWISE TO THE EXTENT OF THE INAPPLICABILITY IN ANY INSTANCE OR CIRCUMSTANCES OF, THE PRIORITIES GRANTED TO THE SENIOR FACILITY AGENT UNDER THE SUBORDINATION AGREEMENT, THE TRUSTEE’S LIENS AND SECURITY INTERESTS CREATED OR EVIDENCED HEREBY SHALL CONTINUE IN EFFECT ON A FIRST-PRIORITY, PERFECTED BASIS AS IF SUCH SUBORDINATION AGREEMENT AND ASSOCIATED PRIORITIES HAD NEVER BEEN GRANTED OR EXISTED AT ANY TIME OR FOR ANY PURPOSE.

Section 2. Representations and Warranties. Each Grantor Party represents and warrants to the Trustee that:

(a) Title and Priority. Such Grantor Party is the sole beneficial owner of the Collateral in which it purports to grant a security interest pursuant to Section 3 and no Lien exists or will exist upon such Collateral at any time, except for Permitted Liens. The security interest created pursuant hereto constitutes a valid and perfected security interest in the Collateral in which such Grantor Party purports to grant a security interest pursuant to Section 3, subject to no senior, equal or prior Lien except as created hereby and no other Lien whatsoever except for Permitted Liens.

(b) Names, Etc. The full and correct legal name, type of organization, jurisdiction of organization, organizational ID number (if applicable) and mailing address of each Grantor Party as of the date hereof are correctly set forth in Annex 1. Annex 1 correctly specifies the place of business of each Grantor Party or, if such Grantor Party has more than one place of business, the location of the chief executive office of such Grantor Party.

(c) Changes in Circumstances. Such Grantor Party has not (i) within the period of four months prior to the date hereof, changed its “location” (as defined in Section 9-307 of the Uniform Commercial Code), (ii) except as specified in Annex 1, heretofore changed its name, or (iii) except as specified in Annex 2, heretofore become a “new debtor” (as defined in Section 9-102(a)(56) of the Uniform Commercial Code) with respect to a currently effective security agreement previously entered into by any other Person.

(d) Pledged Stock. The Pledged Stock, if any, identified under the name of such Grantor Party in Annex 3 is, and all other Pledged Stock in which such Grantor Party shall hereafter grant a security interest pursuant to Section 3 will be, duly authorized, validly issued, fully paid and non-assessable and none of such Pledged Stock is or will be subject to any contractual restriction, or any restriction under the charter, by-laws or other organizational document of the respective Issuer of such Pledged Stock, upon the transfer of such Pledged Stock (except for any restriction contained herein or under such organizational documents).

(e) Ownership of Pledged Stock. The Pledged Stock, if any, identified under the name of such Grantor Party in Annex 3 constitutes in the case of each Issuer that is (i) a Restricted Subsidiary, 100% of all the issued and outstanding shares of capital stock of whatever class of such Restricted Subsidiary beneficially owned by such Grantor Party on the date hereof (whether or not registered in the name of such Grantor Party) and (ii) an Unrestricted Subsidiary, 65% of the issued and outstanding shares of voting stock of such Unrestricted Subsidiary and 100% of all other issued and outstanding shares of capital stock of whatever class of such Unrestricted Subsidiary beneficially owned by such Grantor Party on the date hereof (whether or not registered in the name of such Grantor Party); Annex 3 correctly identifies, as at the date hereof, the respective Issuers of such Pledged Stock and the respective class and par value of the shares constituting such Pledged Stock and the respective number of shares (and registered owners thereof) represented by each such certificate.

(f) Intellectual Property. Annexes 4, 5, and 6, respectively, set forth under the name of such Grantor Party a complete and correct list of all material Copyrights, material Patents and material Trademarks (in each case to the extent encompassed within the definition of “Intellectual Property” in Section 1(b) hereof) owned by such Grantor Party on the date hereof, and all registrations listed in Annexes 4, 5, and 6, are properly issued and in full force and effect. Annex 7 sets forth under the name of such Grantor Party all licenses and other user agreements pursuant to which such Grantor Party has been granted the right to use any Copyrights, Patents or Trademarks owned by others and material to the business of such Grantor Party.

To such Grantor Party’s knowledge, (i) except as set forth in Annex 4, 5 or 6, there is no violation by others of any right of such Grantor Party with respect to any material Copyright, Patent or Trademark listed in Annexes 4, 5, and 6, respectively, under the name of such Grantor Party and (ii) such Grantor Party is not infringing in any material respect upon any copyright, patent or trademark of any other Person by virtue of the conduct of its business or, in the case of any such patent, use in connection with production at any of such Grantor Party’s facilities, as applicable; and no proceedings have been instituted or are pending against such Grantor Party or, to such Grantor Party’s knowledge, threatened, and no claim against such Grantor Party has been received by such Grantor Party, alleging any such violation, except as may be set forth in Annex 7.

As of the date hereof, such Grantor Party does not own any Trademarks registered in the United States of America to which the last sentence of the definition of Trademark Collateral applies.

Section 3. Collateral. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, each Grantor Party hereby pledges and grants to the Trustee, for the benefit of the Holders, a first-priority Lien on and security interest in all of such Grantor Party’s right, title and interest in the following property, whether now owned by such Grantor Party or hereafter acquired and whether now existing or hereafter coming into existence (all being collectively referred to herein as “Collateral”):

(a) the shares of voting stock of the Issuers identified in Annex 3 under the name of such Grantor Party and all other shares of capital stock of whatever class of the Issuers together with all rights,

privileges, authority and power of such Issuer with respect to such shares, in each case together with the certificates, instruments and agreements, if any, evidencing the same (collectively, the “Pledged Stock”), together with:

(i) all shares, securities, moneys or property representing a dividend on any of the Pledged Stock, or representing a distribution or return of capital upon or in respect of the Pledged Stock, or resulting from a split-up, revision, reclassification or other like change of the Pledged Stock or otherwise received in exchange therefor, and any subscription warrants, rights, agreements or options issued to the holders of, or otherwise in respect of, the Pledged Stock; and

(ii) in the event of any consolidation or merger in which an Issuer is not the surviving corporation, all shares of each class of the capital stock of the successor corporation (unless such successor corporation is such Grantor Party itself) formed by or resulting from such consolidation or merger (the Pledged Stock, together with all other certificates, shares, securities, properties or moneys as may from time to time be pledged hereunder pursuant to this clause (ii) and clause (i) above being herein collectively called the “Stock Collateral”);

provided that, notwithstanding the foregoing, the Stock Collateral of any Unrestricted Subsidiary shall be limited to 65% of the issued and outstanding shares of voting stock of such Unrestricted Subsidiary and 100% of all other issued and outstanding shares of capital stock of whatever class of such Issuer;

(b) the Pledged Debt;

(c) all Deposit Accounts (including all cash, Cash Equivalents, Investment Property, Financial Assets and other funds and assets deposited or maintained therein), Cash Equivalents and Accounts;

(d) all instruments, chattel paper (whether tangible or electronic), letter of credit rights (each as defined in the Uniform Commercial Code) of such Grantor Party, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances (herein collectively called “Instruments”);

(e) all Inventory and all computer hardware/software, equipment and fixtures (as defined in the Uniform Commercial Code), and all improvements and accessions hereto;

(f) each contract and other agreement of such Grantor Party relating to the Permitted Business and all Intellectual Property and other Intangibles (including payment intangibles) of such Grantor Party relating to the Permitted Business;

(g) all documents of title (as defined in the Uniform Commercial Code) or other receipts of such Grantor Party covering, evidencing or representing Inventory (herein collectively called “Documents”);

(h) all rights, claims and benefits of such Grantor Party against any Person arising out of, relating to or in connection with the Permitted Business conducted by such Grantor Party;

(i) all Investment Property and Financial Assets maintained in the Collateral Account (including any Cash Equivalents constituting either of the foregoing that are so maintained);

(j) the balance from time to time in the Collateral Account; and

(k) all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the Collateral and, to the extent related to any Collateral, all books, correspondence, credit files, records, invoices and other papers, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of such Grantor Party or any computer bureau or service company from time to time acting for such Grantor Party.

Section 4. Cash Proceeds of Collateral.

4.01 Collateral Account. The Trustee will cause to be established at a banking institution to be selected by the Trustee one or more cash collateral accounts (collectively, the “Collateral Account”), which

(i) to the extent of all Investment Property or Financial Assets (other than cash) shall be a “securities account” (as defined in Section 8-501 of the Uniform Commercial Code) in respect of which the Trustee shall be the “entitlement holder” (as defined in Section 8-102(a)(7) of the Uniform Commercial Code) and

(ii) to the extent of any cash, shall be a deposit account in respect of which the Trustee is the customer (as contemplated by Section 9-104(a)(3) of the Uniform Commercial Code) and

into which there shall be deposited from time to time the cash proceeds of any of the Collateral (including proceeds of insurance thereon) that the Trustee requests pursuant to Section 4.02 be delivered hereunder and into which a Grantor Party may from time to time deposit any additional amounts that any of them wishes to pledge to the Trustee as additional collateral security hereunder. The balance from time to time in the Collateral Account shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations until applied as hereinafter provided. If at any time following request by the Trustee pursuant to Section 4.02 no Event of Default shall be continuing, the Trustee shall remit the collected balance standing to the credit of the Collateral Account to or upon the order of the respective Grantor Party as such Grantor Party through the Company shall from time to time instruct, provided that at any time during the continuance of an Event of Default, the Trustee may in its discretion apply or cause to be applied (subject to collection) the balance from time to time standing to the credit of the Collateral Account to the payment of any Secured Obligation then due and payable in the manner specified in Section 5.09. In addition, the Company may at any time request that the balance from time to time standing to the credit of the Collateral Account be applied to the payment of any Secured Obligations then due and payable in the manner specified in Section 5.09. The balance from time to time in the Collateral Account shall be subject to withdrawal only as provided herein.

4.02 Proceeds of Accounts and Pledged Debt. If requested by the Trustee at any time after the occurrence and during the continuance of an Event of Default, each Grantor Party shall instruct (i) all account debtors and other Persons obligated in respect of all Accounts of such Grantor Party to make all payments in respect of the Accounts of such Grantor Party either (a) directly to the Trustee (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of the Trustee) or (b) to one or more other banks in the United States of America (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of the Trustee) under arrangements, in form and substance reasonably satisfactory to the Trustee, pursuant to which such Grantor Party shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all proceeds of such payments directly to the Trustee for deposit into the Collateral Account and (ii) all Domestic Subsidiaries obligated in respect of all Pledged Debt to make all payments in respect of the Pledged Debt directly to the Trustee. All payments made to the Trustee, as provided in the preceding sentence, shall be immediately deposited by the Trustee in the Collateral Account. In addition to the foregoing, each Grantor Party agrees that after the occurrence and during the continuance of an Event of Default, if the proceeds of any Collateral hereunder (including the payments made in respect of Accounts and Pledged Debt) shall be received by it, such Grantor Party shall, upon the request of the Trustee, as promptly as possible deposit such proceeds into the Collateral Account. Until so deposited, all such proceeds shall be held in trust by such Grantor Party for and as the property of the Trustee and shall not be commingled with any other funds or property of such Grantor Party.

4.03 Investment of Balance in Collateral Account. The cash balance standing to the credit of the Collateral Account shall be invested from time to time in such Permitted Investments as the respective Grantor Party through the Company (or, after the occurrence and during the continuance of a Default, the Trustee) shall determine, which Permitted Investments shall be held in the name and be under the control of the Trustee (and, if the Collateral Account is a securities account, credited to the Trustee), provided that at any time after the occurrence and during the continuance of an Event of Default, the Trustee may in its discretion at any time and from time to time elect to liquidate any such Permitted Investments and to apply or cause to be applied the proceeds thereof to the payment of the Secured Obligations then due and payable in the manner specified in Section 5.09.

4.04 Designated Account Control Agreement. Each Grantor Party hereby agrees to execute and deliver to and in favor of the Trustee and the Securities Intermediary referred to therein, a Designated Account Control Agreement (the “Control Agreement”) in substantially the form attached as Exhibit A hereto. Such Control Agreement shall apply to and in all respects govern and control any and all items of Collateral meeting the definition of “Article 8 Collateral” as contained therein and not otherwise subject to perfection of Liens in accordance with the methods and procedures of perfection as contemplated hereby.

Section 5. Further Assurances; Remedies. In furtherance of the grant of the pledge and security interest pursuant to Section 3, the Grantor Parties hereby jointly and severally agree with the Trustee as follows:

5.01 Delivery and Other Perfection. Each Grantor Party shall:

(a) if any of the shares, securities, moneys or property required to be pledged by such Grantor Party under clauses (a)(i) or (a)(ii) of Section 3 are received by such Grantor Party forthwith, transfer and deliver to the Trustee such shares or securities so received by such Grantor Party (together with the certificates for any such shares and securities duly endorsed in blank or accompanied by undated stock powers duly executed in blank), all of which thereafter shall be held by the Trustee, pursuant to the terms of this Agreement, as part of the Collateral;

(b) deliver and pledge to the Trustee any and all Instruments constituting part of the Collateral in which such Grantor Party purports to grant a security interest hereunder, endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as the Trustee may request; provided, that so long as no Event of Default shall have occurred and be continuing, such Grantor Party may retain for collection in the ordinary course any Instruments received by such Grantor Party in the ordinary course of its business and the Trustee shall, promptly upon request of such Grantor Party through the Company, make appropriate arrangements for making any Instrument pledged by such Grantor Party available to such Grantor Party for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Trustee, against trust receipt or like document);

(c) deliver and pledge to the Trustee any and all promissory notes or other instruments evidencing any of the Pledged Debt, endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as the Trustee may request;

(d) give, execute, deliver, file, register and record, authorize or obtain all such financing statements, notices, instruments, documents, agreements or other papers, and take such other action, as may be necessary or desirable (in the reasonable judgment of the Trustee) to create, preserve, publish notice of, perfect, validate or preserve the perfection and priority of the security interest granted pursuant hereto or to enable the Trustee to exercise and enforce its rights hereunder with respect to such pledge and security interest, including causing any or all of the Stock Collateral to be transferred of record into the name of the Trustee or its nominee (and the Trustee agrees that if any Stock Collateral is transferred into its name or the name of its nominee, the Trustee will thereafter promptly give to the respective Grantor Party copies of any notices and communications received by it with respect to the Stock Collateral pledged by such Grantor Party hereunder), provided that notices to account debtors in respect of any Accounts or Instruments shall be subject to the provisions of clause (h) below;

(e) keep accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as the Trustee may reasonably require in order to reflect the security interests granted by this Agreement;

(f) permit representatives of the Trustee, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, and, during the continuance of an Event of Default, permit representatives of the Trustee to be present at such Grantor Party’s place of business to receive copies of all communications and remittances relating to the Collateral, and forward copies of any notices or communications received by such Grantor Party with respect to the Collateral, all in such manner as the Trustee may reasonably require;

(g) execute and deliver and, subject to the execution thereof by the Trustee, cause to be filed, such continuation statements, and do such other acts and things, as may be necessary to maintain the perfection of the security interest granted pursuant hereto; and

(h) without limiting the provisions of Section 4.02 hereof, upon the occurrence and during the continuance of any Default, upon request of the Trustee, promptly notify (and such Grantor Party hereby authorizes the Trustee so to notify) each account debtor in respect of any Accounts or Instruments that such Collateral has been assigned to the Trustee hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Trustee.

5.02 Perfection Certificates and Updated Collateral Reporting. The Company hereby represents, warrants and covenants as follows, for itself and on behalf of each of the Subsidiary Guarantors, to and in favor of the Trustee for its express reliance in taking or refraining from taking action with respect to the Secured Obligations and/or the Collateral for and on behalf of the Holders:

(a) the Perfection Certificate truly, accurately and completely reflects, in all material respects on and as of the Effective Date, the composition, location, nature, ownership and other requested data with respect to all assets, rights and interests of the Company and/or the Subsidiary Guarantors that are or may be subject to definition as, or purported or otherwise required to be pledged for the benefit of the Trustee as, part of the Collateral subject to this Agreement and the other Security Documents;

(b) the Perfection Certificate initially delivered on and with respect to the Effective Date shall thereafter be updated (including, in the case of any updates of a material nature or scope such as would be required, for example, upon the Merger Closing, by means of restatement of the Perfection Certificate in its entirety in order to truly, accurately and completely reflect any and all Collateral as then constituted and existing) simultaneously with any additions to, subtractions from or other changes in or to the Collateral occurring on or after the Effective Date (including by reason of the Merger Closing and the immediate and automatic inclusion among the Collateral subject hereto of the various assets, rights, interests or Capital Stock acquired by applicable Grantor Parties simultaneously therewith), except, in each case, for such additions, subtractions and/or other changes as relate to Collateral items having de minimus value relative to the properly-reflected Collateral as a whole; and

(c) matters set forth with respect to the Collateral in the Perfection Certificate and/or applicable updates as and when required thereto shall constitute representations and warranties made and, with each such update, affirmed in and pursuant to the Security Documents and, accordingly, any misrepresentation, inaccuracy or incompleteness therein or thereof shall constitute, except as and unless (x) relating to Collateral items having de minimus value relative to the properly-reflected Collateral as a whole or (y) otherwise fully and promptly remedied (by the Company’s written delivery of true, accurate and complete updating data and the taking of all appropriate Company/Subsidiary Guarantor actions as requisite to the valid attachment and due perfection of the Trustee’s first-priority Liens as required hereby in and on all Collateral as reflected among such updates) within fifteen (15) Business Days following Trustee’s notice, an Event of Default as described in Section 6.01(5) or, to the extent that the Notes are not then accelerated by virtue thereof, Section 6.01(4) of the Indenture.

5.03 Preservation of Rights. The Trustee shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral or to create, perfect or maintain the perfection or priority of any security interest in any of the Collateral.

5.04 Special Provisions Relating to Certain Collateral.

(a) Stock Collateral.

(1) Percentage Pledged. The Grantor Parties will cause the Stock Collateral to constitute at all times, in the case of all Issuers that are (i) Restricted Subsidiaries, 100% of all the total number of shares of capital stock of each such Issuer then issued and outstanding and (ii) Unrestricted Subsidiaries, 65% of the total number of shares of the voting stock and 100% of the total number of shares of all other classes of capital stock of such Issuer then issued and outstanding.

(2) Voting and Other Rights. So long as no Event of Default shall have occurred and be continuing, the Grantor Parties shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Stock Collateral for all purposes not inconsistent with the terms of this Agreement; provided that the Grantor Parties jointly and severally agree that they will not vote the Stock Collateral in any manner that results in a violation of the terms of this Agreement; and the Trustee shall execute and deliver to the Grantor Parties or cause to be executed and delivered to the Grantor Parties all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as the Grantor Parties may reasonably request for the purpose of enabling the Grantor Parties to exercise the rights and powers that they are entitled to exercise pursuant to this Section 5.04(a)(2).

(3) Dividends. Unless and until an Event of Default has occurred and is continuing, the Grantor Parties shall be entitled to receive and retain any dividends on the Stock Collateral paid in cash out of earned surplus.

(4) Rights Following Default. If any Event of Default shall have occurred, then so long as such Event of Default shall continue, and whether or not the Trustee exercises any available right to declare any Secured Obligation due and payable or seeks or pursues any other relief or remedy available to it under applicable law or under or in respect of this Agreement or the Indenture, all dividends and other distributions on the Stock Collateral shall be paid directly to the Trustee and retained by it in the Collateral Account as part of the Stock Collateral, subject to the terms of this Agreement, and, if the Trustee shall so request in writing, the Grantor Parties jointly and severally agree to execute and deliver to the Trustee appropriate additional dividend, distribution and other orders and documents to that end, provided that if such Event of Default is cured, any such dividend or distribution theretofore paid to the Trustee shall, upon request of the Grantor Parties (except to the extent theretofore applied to the Secured Obligations), be returned by the Trustee to the Grantor Parties.

(b) Intellectual Property.

(1) For the purpose of enabling the Trustee to exercise rights and remedies under Section 5.05 at such time as the Trustee shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Grantor Party hereby grants to the Trustee, to the extent assignable, an irrevocable, non-exclusive right (exercisable without payment of royalty or other compensation to such Grantor Party) to use, assign, license or sublicense any of the Intellectual Property now owned or hereafter acquired by such Grantor Party, wherever the same may be located, including in such right reasonable access to all media in which any of the Intellectual Property may be recorded or stored and to all computer programs used for the compilation or printout thereof.

(2) Notwithstanding anything contained herein to the contrary, the Grantor Parties will be permitted to exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of the business of the Grantor Parties. In furtherance of the foregoing, unless an Event of Default shall have occurred and be continuing the Trustee shall from time to time, upon the request of the respective Grantor Party, execute and deliver any instruments, certificates or other documents, in the form so requested, that such Grantor Party through the Company shall have certified are appropriate (in its judgment) to allow it to take any action permitted above (including relinquishment of the right provided pursuant to clause (1) immediately above as to any specific Intellectual Property). Further, upon the payment in full of all of the Secured Obligations or earlier expiration of this Agreement or release of the Collateral, the Trustee shall grant back to the Grantor Parties the right granted pursuant to clause (1) immediately above. The exercise of rights and remedies under Section 5.05 by the Trustee shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by the Grantor Parties in accordance with the first sentence of this clause (2).

(3) The Grantor Parties will furnish to the Trustee from time to time upon its request (but, unless a Default (as defined in the Indenture) shall have occurred and be continuing, no more frequently than semi-annually) statements and schedules further identifying and describing the Copyright Collateral, the Patent Collateral and the Trademark Collateral, respectively, and such other reports in connection with the Copyright Collateral, the Patent Collateral and the Trademark Collateral as the Trustee may reasonably request, all in reasonable detail; and promptly upon request of the Trustee, following receipt by the Trustee of any statements, schedules or reports pursuant to this clause (3), modify this Agreement by amending Annexes 4, 5 and/or 6, as the case may be, to include any Copyright, Patent or Trademark that becomes part of the Collateral under this Agreement.

(4) Until termination of this Agreement pursuant to Section 5.12 upon payment in full of all Secured Obligations, each Grantor Party hereby undertakes to, at its own cost and expense, submit or deliver to, and/or file or record with, the United States Patent and Trademark Office such notices, statements and other filings and recordings as may be necessary or appropriate to evidence the Liens and security interests in favor of Trustee for the benefit of the Holders on, in or with respect to the Copyright Collateral, the Patent Collateral and the Trademark Collateral and appoints, constitutes and empowers the Trustee, as its agent and attorney-in-fact, to effect any or all of the foregoing actions in such Grantor Party’s name and stead and on its behalf, which appointment shall be coupled with and interest and irrevocable until such termination as aforesaid.

5.05 Events of Default, Etc. During the period during which an Event of Default shall have occurred and be continuing:

(a) each Grantor Party shall, at the request of the Trustee, assemble the Collateral owned by it at such place or places, reasonably convenient to both the Trustee and such Grantor Party, designated in the Trustee’s request;

(b) the Trustee may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

(c) the Trustee shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not the Uniform Commercial Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including the right, to the fullest extent permitted by applicable law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Trustee were the sole and absolute owner thereof (and each Grantor Party agrees to take all such action as may be appropriate to give effect to such right);

(d) the Trustee in its discretion may, in its name or in the name of any Grantor Party or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so; and

(e) the Trustee may, upon 10 Business Days’ prior written notice to the Grantor Parties of the time and place, with respect to the Collateral or any part thereof which shall then be or shall thereafter come into the possession, custody or control of the Trustee, sell, lease, assign or otherwise dispose of all or any part of such Collateral, at such place or places as the Trustee deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and the Trustee or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter, to the fullest extent permitted by law, hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Grantor Parties, any such demand, notice and right or equity being hereby expressly waived and released, to the fullest extent permitted by law. In the event of any sale, assignment, or other disposition of any of the Trademark Collateral, the goodwill connected with and symbolized by the Trademark Collateral subject to such disposition shall be included, and the Grantor Parties shall supply to the Trustee or its designee, for inclusion in such sale, assignment or other disposition, all Intellectual Property relating to such Trademark Collateral. The Trustee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

The proceeds of each collection, sale or other disposition under this Section 5.05 shall be applied in accordance with Section 5.09.

The Grantor Parties recognize that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, the Trustee may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the

Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Grantor Parties acknowledge that any such private sales may be at prices and on terms less favorable to the Trustee than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Trustee shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the Company or issuer thereof to register it for public sale.

5.06 Deficiency. If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to Section 5.05 are insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, the Grantor Parties shall remain liable for any deficiency.

5.07 Locations; Names. Without at least 30 days’ prior written notice to the Trustee, no Grantor Party shall change its “location” (as defined in Section 9-307 of the Uniform Commercial Code) or change its name from the name shown as its current legal name on Annex 1.

5.08 Private Sale. The Trustee shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 5.05 conducted in a commercially reasonable manner. Each Grantor Party hereby waives any claims against the Trustee arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Trustee accepts the first offer received and does not offer the Collateral to more than one offeree.

5.09 Application of Proceeds. Except as otherwise herein expressly provided, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by the Trustee under this Section 5, shall be applied by the Trustee:

First, to the payment of the costs and expenses of such collection, sale or other realization, including reasonable out-of-pocket costs and expenses of the Trustee and the fees and expenses of its agents and counsel, and all expenses incurred and advances made by the Trustee in connection therewith;

Second, to the payment in full of the Secured Obligations in such manner of application as required under the Indenture, the Notes and/or the other Transaction Documents; and

Finally, to the payment to the respective Grantor Parties, or their respective successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

5.10 Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to the Trustee while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default the Trustee is hereby appointed the attorney-in-fact of each Grantor Party for the purpose of carrying out the provisions of this Section 5 and taking any action and executing any instruments which the Trustee may reasonably deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Trustee shall be entitled under this Section 5 to make collections in respect of the Collateral, the Trustee shall have the right and power to receive, endorse and collect all checks made payable to the order of any Grantor Party representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

5.11 Perfection. Prior to or concurrently with the execution and delivery of this Agreement, each Grantor Party shall (i) file such financing statements and other documents in such offices as the Trustee may reasonably request to perfect the security interests granted by Section 3 of this Agreement, (ii) deliver to the Trustee all certificates evidencing any of the Pledged Stock, accompanied by undated stock powers duly executed in blank, and, to the extent required by Section 3(b), all promissory notes and other instruments evidencing any Pledged Debt identified in Annex 8 and (iii) execute and deliver such short form assignments or security agreements relating to Collateral consisting of the Intellectual Property as the Trustee may reasonably request. Without limiting the foregoing, each Grantor Party consents that Uniform Commercial Code financing statements may be filed describing the Collateral as set forth in Section 3.

5.12 Termination. When all Secured Obligations shall have been paid in full, this Agreement, together with all security interests and Liens created or evidenced hereby, shall immediately and automatically terminate and be of no further force or effect, and the Trustee shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the respective Grantor Party. The Trustee shall, at the expense of the Company, also execute and deliver to the respective Grantor Party upon such termination such Uniform Commercial Code termination statements and such other documentation as shall be reasonably requested by the respective Grantor Party to effect the termination and release of the Liens on the Collateral.

5.13 Further Assurances. Each Grantor Party agrees that, from time to time upon the written request of the Trustee, such Grantor Party will execute and deliver such further documents and do such other acts and things as the Trustee may reasonably request in order fully to effect the purposes of this Agreement.

Section 6. Miscellaneous.

6.01 Notices. All notices, requests, consents and demands hereunder shall be in writing and telecopied or delivered to the respective parties hereto in the manner and at the locations specified for such parties in Section 12.02 of the Indenture.

6.02 No Waiver. No failure on the part of the Trustee or any Holder to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Trustee of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

6.03 Amendments, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by each Grantor Party and the Trustee.

6.04 Expenses. The Grantor Parties jointly and severally agree to reimburse the Trustee for all reasonable costs and expenses incurred by the Trustee (including the expenses and reasonable fees of legal counsel) in connection with (i) any Default and any enforcement or collection proceeding resulting therefrom, including all manner of participation in or other involvement with (w) performance by the Trustee of any obligations of the Grantor Parties in respect of the Collateral that the Grantor Parties have failed or refused to perform, (x) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of the Trustee in respect thereof, by litigation or otherwise, including expenses of insurance, (y) judicial or regulatory proceedings and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and (ii) the enforcement of this Section 6.04, and all such costs and expenses shall be Secured Obligations entitled to the benefits of the collateral security provided pursuant to Section 3.

6.05 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each Grantor Party, the Trustee and each holder of any of the Secured Obligations; provided that no Grantor Party shall assign or transfer its rights or obligations hereunder without the prior written consent of the Trustee.

6.06 Additional Subsidiary Guarantors. New Subsidiaries of the Company formed or acquired by the Company after the date hereof and any Subsidiary that ceases to be an “Unrestricted Subsidiary” (as defined in the Indenture) which become a Subsidiary Guarantor under the Indenture shall become a “Subsidiary Guarantor” under this Agreement, by executing and delivering to the Trustee an instrument of assumption of guaranty and accession hereto in form and substance reasonably satisfactory to the Trustee. Accordingly, upon such execution and delivery by any such Subsidiary, such new Subsidiary shall automatically and immediately, and without any further action on the part of any Person, become a “Subsidiary Guarantor” and an “Grantor Party” for all purposes of this Agreement.

6.07 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

6.08 Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

6.09 Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

6.10 Agents and Attorneys-in-Fact. The Trustee may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or willful misconduct of any such agents or attorneys-in-fact selected by it with due care.

6.11 Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

[Signatures appear on following pages]

EXHIBIT 10.7

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered as of the day and year first above written.

THE COMPANY

VELOCITY EXPRESS CORPORATION

By:	/s/ Edward W. Stone
Name: Edward W. Stone
Title: Chief Financial Officer

SUBSIDIARY GUARANTORS

VELOCITY EXPRESS, INC
VXP MID-WEST, INC.
CORPORATE EXPRESS DISTRIBUTION SERVICES, INC.
VELOCITY EXPRESS LEASING, INC.
VXP LEASING MID-WEST, INC.
CD&L ACQUISITION CORP.

By:	/s/ Edward W. Stone
Name: Edward W. Stone
Title: Chief Financial Officer

THE `TRUSTEE

WELLS FARGO BANK, N.A., as Trustee

By:	/s/ Jane Y. Schweiger
Name: Jane Y. Schweiger
Title: Vice President

Signature Page to

Security Agreement

ANNEX 1

FILING DETAILS

Current Legal Name (no trade names)	Type of Organization (corporation, limited liability company, etc.)	Jurisdiction of Organization	Organizational ID Number (if applicable)	Current Mailing Address	Place of Business or Location of Chief Executive Officer
Velocity Express Corporation	Corporation	Delaware	87-0355929	One Morningside Drive, Westport, CT 06880	One Morningside Drive, Westport, CT 06880

Velocity Express, Inc.	Corporation	Delaware	76-0424426	One Morningside Drive, Westport, CT 06880	One Morningside Drive, Westport, CT 06880

CD&L Acquisition Corp.	Corporation	Delaware	4177343	One Morningside Drive, Westport, CT 06880	One Morningside Drive, Westport, CT 06880

VXP Leasing Mid-West, Inc.	Corporation	Delaware	76-0660846	One Morningside Drive, Westport, CT 06880	One Morningside Drive, Westport, CT 06880

VXP Mid-West, Inc.	Corporation	Delaware	76-0660845	One Morningside Drive, Westport, CT 06880	One Morningside Drive, Westport, CT 06880

Velocity Express Leasing, Inc.	Corporation	Delaware	76-0486733	One Morningside Drive, Westport, CT 06880	One Morningside Drive, Westport, CT 06880

Corporate Express Distribution Services, Inc.	Corporation	Michigan	38-1889687	One Morningside Drive, Westport, CT 06880	One Morningside Drive, Westport, CT 06880

Annex 1 to Security Agreement

ANNEX 2

“NEW DEBTOR” EVENTS

None.

Annex 2 to Security Agreement

ANNEX 3

PLEDGED STOCK

Pledgor Party: VELOCITY EXPRESS CORPORATION

Issuer	Certificate No(s).	Registered Owner	Authorized Shares/ Outstanding Shares	Number of Shares Pledged (100% of total authorized shares)
Velocity Express, Inc.	1	Velocity Express Corporation	10,000†	10,000 shares common stock, par value $0.01 per share

CD&L Acquisition Corp. (f/k/a Cobra Acquisition Corp.)	1	Velocity Express Corporation	1,000†	1,000 shares common stock, par value $0.004 per share

CD&L Inc.	Pending	Velocity Express Corporation	30,000,000 (auth’d)/ 22,803,970 (outstg)††	9,185,886 shares common stock, par value $0.001 per share

Pledgor Party: VELOCITY EXPRESS, INC.

Issuer	Certificate No(s).	Registered Owner	Authorized Shares	Number of Shares Pledged (100% of total authorized shares)
Velocity Express Leasing, Inc. (f/k/a Velocity Express Leasing Southwest, Inc.)	1	Velocity Express, Inc.	1,000†	1,000 shares common stock, par value $1.00 per share

VXP Mid-West, Inc.	1	Velocity Express, Inc.	1,000†	1,000 shares common stock, par value $0.01 per share

Corporate Express Distribution Services, Inc.	1	Velocity Express, Inc.	1,000†	1,000 shares common stock, par value $1.00 per share

†	Denotes that all authorized stock is issued and outstanding.
††	Based solely on Company’s reliance upon Target representations/warranties made in Target Merger Agreement, without Company investigation or inquiry.

Annex 3 to Security Agreement

Pledgor Party: VELOCITY EXPRESS, INC. (cont’d)

Issuer	Certificate No(s).	Registered Owner	Authorized Shares	Number of Shares Pledged (65% of total authorized shares)
USDS Canada Ltd.	A-3	Velocity Express, Inc.	100,000†	65,000 shares Class A Common Stock

	B-7	Velocity Express, Inc.	22,410†	14,566.5 shares of Class B Common Stock

	C-5	Velocity Express, Inc.	23,323†	15,159.95 shares of Class C Common Stock

	D-4	Velocity Express, Inc.	15,872†	10,316.8 shares of Class D Common Stock

Pledgor Party: VXP Mid-West, Inc.

Issuer	Certificate No(s).	Registered Owner	Authorized Shares	Number of Shares Pledged (100% of total authorized shares)
VXP Leasing Mid-West, Inc.	1	VXP Mid-West, Inc.	1,000†	1,000 shares common stock, par value $0.01 per share

†	Denotes that all authorized stock is issued and outstanding.

Annex 3 to Security Agreement

ANNEX 4

LIST OF COPYRIGHTS, COPYRIGHT REGISTRATIONS AND

APPLICATIONS FOR COPYRIGHT REGISTRATIONS

NONE

Annex 4 to Security Agreement

ANNEX 5

LIST OF PATENTS AND PATENT APPLICATIONS

NONE

Annex 5 to Security Agreement

ANNEX 6

LIST OF TRADE NAMES, TRADEMARKS, SERVICES MARKS,

TRADEMARK AND SERVICE MARK REGISTRATIONS AND

APPLICATIONS FOR TRADEMARK AND SERVICE MARK REGISTRATIONS

VELOCITY EXPRESS CORPORATION / VELOCITY EXPRESS INC.

Material U.S. Trademark Applications

NONE

Material Non-US Trademark Applications

NONE

Material U.S. Trademark Registrations

Owner	Trademark	Country	Registration No.
Velocity Express Corporation	Relentless Reliability	U.S.	2765219
Velocity Express Inc.	VXP	U.S.	2660102
Velocity Express Inc.	Velocity	U.S.	2817675
Velocity Express Inc.	Velocity Express	U.S.	2684089

Material Non-U.S. Trademark Registrations

NONE

Annex 6 to Security Agreement

ANNEX 7

LIST OF MATERIAL LICENSES AND OTHER USER AGREEMENTS

NONE

PROCEEDINGS / CLAIMS

On November 30, 2000, Velocity Express, Inc. entered into a Settlement Agreement with Velocity Courier, Inc. in connection with the parties’ use of certain “Velocity” trademarks. Pursuant to the terms of the settlement, Velocity Express, Inc. is permitted to use the Velocity trademarks anywhere in the United States except the City of Chicago and the territory that extends 50 miles from the Chicago city limits, but within the State of Illinois. The Settlement Agreement required Velocity Express, Inc. to amend its trademark applications to reflect this exclusion. The Company anticipates that it will initiate concurrent use proceedings in order to clarify territorial rights with respect to two “Velocity” trademark registrations (Velocity and Velocity Express).

Annex 7 to Security Agreement

ANNEX 8

PLEDGED DEBT

CD&L, Inc. Series A Convertible Subordinated Debentures in an aggregate principal amount of $4,000,000 acquired by the Company simultaneously with the Effective Date pursuant to the Series A Convertible Subordinated Debenture Purchase Agreement entered into by the Company of even date with the various holders thereof.

EXHIBIT A

to Security Agreement

FORM OF

DESIGNATED ACCOUNT CONTROL AGREEMENT

This DESIGNATED ACCOUNT CONTROL AGREEMENT (this “Control Agreement”) dated as of June 30, 2006 (the “Effective Date”) by and among (A) VELOCITY EXPRESS CORPORATION, a Delaware corporation (the “Pledgor”), and each of the several Subsidiary Guarantors referred to in the Security Agreement described (and defined) below (each, a “Subsidiary Pledgor” and, collectively, the “Subsidiary Pledgor” and, together with Pledgor, the “Pledgor Parties”) (B) WELLS FARGO BROKERAGE SERVICES, LLC, a Delaware limited liability company, in its capacity as securities intermediary (the “Securities Intermediary”) hereunder and (C) WELLS FARGO BANK, N.A., a national banking association, as Trustee (the “Trustee”) for the benefit of the Holders under (and as defined in) the even-dated Indenture (as defined in the Security Agreement hereinafter referred to) and the even-dated Security Agreement by the Pledgor Parties to and in favor of the Trustee (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Security Agreement or, to the extent not so defined therein, in the Indenture referred to (and defined) therein. This Control Agreement is for the purpose of perfecting, with regard to certain Collateral items that are securities, securities entitlements or other property underlying any financial assets, or are otherwise of a nature or type such that, as directed by applicable provisions of UCC Article 8, a security interest therein may only be (or is otherwise most-effectively) perfected by means of a control agreement entered into along the lines hereof (any and all Collateral items of any such nature or type that are at any time after the Effective Date owned, held or maintained by any Pledgor Party, collectively, the “Article 8 Collateral”), the Liens granted by the Pledgor Parties in favor of the Trustee pursuant to the Security Agreement. All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

1. Confirmation of Establishment and Maintenance of the Designated Account. The Securities Intermediary hereby confirms that (i) the Securities Intermediary has established for the Pledgor Parties on or prior to the Effective Date and, as of such date, maintains and shall thereafter maintain the Designated Account listed in Schedule I attached hereto (such account, the “Designated Account”), for the purpose of receiving deposits and credits of, and otherwise maintaining therein as subject to the first-priority, perfected Liens of the Trustee pursuant to the Security Agreement, the Article 8 Collateral, (ii) the Designated Account is a “securities account” as such term is defined in Section 8-501(a) of the UCC, (iii) the Securities Intermediary shall, unless it shall have received contrary written instruction from the Trustee to the effect that the applicable Pledgor Parties are not so entitled under specified Transaction Document provisions and as otherwise subject to the terms of this Control Agreement and the Security Agreement, treat each Pledgor Party as entitled to the benefit, exercise and enforcement of voting, divident or other rights that comprise or appertain to any Article 8 Collateral credited to the Designated Account and (iv) all Article 8 Collateral credited to the Designated Account as of the Effective Date is and, for so long as any Secured Obligations shall remain outstanding, shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities or other designated account maintained in the name of the Securities Intermediary and in no case will Article 8 Collateral credited to the Designated Account be registered in the name of any Pledgor Party, payable to the order of any Pledgor Party or indorsed to any Pledgor Party, except to the extent the foregoing have been indorsed to the Securities Intermediary or in blank.

2. Pledgor Party Deposits/Credits to Designated Account. Each Pledgor Party represents, warrants and covenants to and for the benefit of the Trustee that such Pledgor Party has, on or prior to the Effective Date, duly deposited or caused to be duly deposited or credited to the Designated Account and, for so long as any Secured Obligations shall remain outstanding, shall at all times thereafter deposit or cause to be so deposited or credited any and all Article 8 Collateral at any and all such times owned, held or maintained by such Pledgor Party.

3. “Financial Assets” Election. The Securities Intermediary hereby agrees that each item of Article 8 Collateral credited to the Designated Account shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.

4. Entitlement Order. If at any time the Securities Intermediary shall receive an “entitlement order”(within the meaning of Section 8-102(a)(8) of the UCC) from the Trustee and relating to the Designated Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Company or any other Person.

5. Subordination of Lien; Waiver of Set-Off. In the event that the Securities Intermediary subsequently obtains by agreement, operation of law or otherwise a security interest or other Lien in, on or with respect to the Designated Account or any Collateral, the Securities Intermediary hereby agrees that such Lien shall be subordinate to the Liens in favor of the Trustee, except as provided herein with respect to Securities Intermediary’s liens securing fees and charges, and payment for open trade commitments. The financial assets and other items deposited to the Designated Account will not be subject to deduction, set-off, banker’s lien, or any other right or Lien in favor of any Person other than the Trustee for the benefit of the Holders (except for Securities Intermediary’s liens securing: (i) fees and charges owed by Pledgor with respect to the holding of the Article 8 Collateral, (ii) payment owed to Securities Intermediary for open trade commitments with respect to the Article 8 Collateral; and (iii) except that the Securities Intermediary may set off the face amount of any checks or other items which have been credited to any Designated Account but are subsequently returned unpaid because of uncollected or insufficient funds).

6. Choice of Law. Both this Control Agreement and the Designated Account shall be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Securities Intermediary’s jurisdiction and the Designated Account (as well as the security entitlements related thereto) shall be governed by the laws of the State of New York.

7. Conflict with Other Agreements; Amendments. As of the date hereof, there are no other agreements entered into between the Securities Intermediary and the Pledgor Parties with respect to the Designated Account or any security entitlements or other financial assets credited thereto (other than the Security Agreement and standard and customary documentation with respect to the establishment and maintenance of the Designated Account). The Securities Intermediary and the Pledgor Parties will not enter into any other agreement with respect to the Designated Account unless the Trustee shall have received prior written notice thereof. The Securities Intermediary and the Pledgor Parties will not enter into any other agreement with respect to creation or perfection of any security interest or other Lien in or on, or control of security entitlements maintained in the Designated Account without the prior written consent of the Trustee acting in its sole discretion. In the event of any conflict with respect to “control” over the Designated Account between this Control Agreement (or any portion hereof) and any other agreement now existing or hereafter entered into, the terms of this Control Agreement shall prevail. No amendment or modification of this Control Agreement or waiver of any rights hereunder shall be binding on any party hereto unless it is in writing and is signed by all the parties hereto.

8. Certain Agreements.

(a) The Trustee has delivered to the Securities Intermediary a list, signed by its authorized representative, of the officers of the Trustee authorized (each, an “Authorized Trustee Representative”) to give approvals or instructions under this Control Agreement (including notices and other instructions under Section 9 hereof) and the Securities Intermediary shall be entitled to rely on communications from such Authorized Trustee Representatives until the earlier of (i) the termination of this Control Agreement in accordance with the terms hereof, (ii) notification by an Authorized Trustee Representative of a change in the Authorized Trustee Representatives and (iii) the assignment of the rights of the Trustee in accordance with Section 11 hereof.

(b) Notice of Adverse Claims. Except for the Trustee’s Liens pursuant to the Security Agreement, the Securities Intermediary on the date hereof does not know of any claim to, or security interest or other Lien in or on, the Designated Account or in any “financial asset” (as defined in Section

8-102(a) of the UCC) credited thereto and does not know of any claim that any Person other than the Trustee has been given “control” of the Designated Account or any such financial asset. If any Person asserts any Lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process and any claim of “control”) against any financial asset or other Article 8 Collateral carried in the Designated Account, the Securities Intermediary will promptly notify the Trustee and the Pledgor Parties thereof.

(c) Maintenance of the Designated Account. In addition to, and not in lieu of, the obligation of the Securities Intermediary to honor entitlement orders as agreed in Section 3 hereof, the Securities Intermediary agrees to maintain the Designated Account as follows:

(d) Notice of Sole Control. If at any time the Trustee delivers to the Securities Intermediary a notice of sole control, signed by an Authorized Trustee Representative, in substantially the form set forth in Exhibit A attached hereto (the “Notice of Sole Control”) with respect to the Designated Account, the Securities Intermediary agrees that, after receipt of such notice, it will take all instructions with respect to the Designated Account solely from the Trustee (without consent from the Pledgor Parties). Permitting settlement of trades pending at the time of receipt of such notice shall not constitute a violation of the immediately preceding sentence. Without limiting the generality of the first sentence of this paragraph, upon receipt of a Notice of Sole Control, the Securities Intermediary shall (x) no longer permit any trading with respect to the applicable Article 8 Collateral to be initiated by the Pledgor Parties or any representative of, or investment manager appointed by, the Pledgor Parties and the Securities Intermediary shall follow all instructions given by an Authorized Trustee Representative, including without limitation instructions for distribution or transfer of any Article 8 Collateral in the Designated Account to be made to the Trustee and (y) follow all instructions given by an Authorized Trustee Representative, including, without limitation, instructions for distribution or transfer of any funds in the Designated Account to be made to the Trustee.

(e) Statements and Confirmations. The Securities Intermediary will send copies of all statements and other correspondence (excluding routine confirmations) required under this Agreement, in Section 2(g) or elsewhere in the Security Agreement or otherwise concerning the Designated Account or any financial assets constituting Collateral credited thereto simultaneously to each of the Pledgor Parties and the Trustee at their respective addresses as provided in Section 12.

9. Voting Rights; Dispositions. Except to the extent expressly permitted by the Security Agreement, Pledgor Parties shall have no right to direct the Securities Intermediary with respect to the sale, exchange or transfer of such Article 8 Collateral held in the Designated Account. At such time as the Securities Intermediary receives a Notice of Sole Control pursuant to Section 8(e) of this Section, the Trustee exclusively shall direct the Securities Intermediary with respect to the matters contemplated in the immediately preceding sentence.

10. Bailee for Perfection. The Securities Intermediary acknowledges that, in the event that it should come into possession of any certificate representing any security or other assets held as Article 8 Collateral in the Designated Account, the Securities Intermediary shall retain possession of the same for the benefit of the Trustee (and such act shall cause the Securities Intermediary to be deemed a bailee for the Trustee, if necessary) to perfect the Trustee’s Liens in such securities or assets. The Securities Intermediary hereby acknowledges its receipt of a copy of the Security Agreement as notice to the Securities Intermediary regarding notice of a Lien in favor of Trustee in collateral held by a bailee.

11. Representations, Warranties and Covenants of the Securities Intermediary. The Securities Intermediary hereby makes the following representations, warranties and covenants:

(a) The Designated Account has been established as set forth in Section 1 hereof and the Designated Account will be maintained in the manner set forth herein and in the Security Agreement until termination of this Control Agreement and the Security Agreement. The Securities Intermediary

shall not change the name or account number of the Designated Account without the prior written consent of the Trustee.

(b) No financial asset constituting Collateral is or will be registered in the name of the applicable Pledgor Party, payable to its order or indorsed to it, except to the extent such financial asset has been indorsed to the Securities Intermediary (or its nominee) or in blank.

(c) This Control Agreement is the valid and legally binding obligation of the Securities Intermediary.

(d) The Securities Intermediary has not entered into any agreement with any other Person pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) with respect to the financial assets credited to the Designated Account, except for the Security Agreement. Until the termination of this Control Agreement and the Security Agreement, the Securities Intermediary will not, without the written approval of the Trustee, enter into any agreement with any Person relating to the Designated Account or any financial assets credited thereto pursuant to which it agrees to comply with entitlement orders of such Person, except for the Security Agreement.

(e) The Securities Intermediary has not entered into any other agreement with the Pledgor Parties or Trustee purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders with respect to financial assets credited to the Designated Account as set forth in Section 3 hereof other than the Security Agreement.

12. Successors; Assignment. The terms of this Control Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors and permitted assignees.

13. Notices; Wiring Instructions. All notices, instructions and communications required to be given hereunder shall be in writing in English and shall be deemed sufficiently given when received by hand or courier delivery, by telecopier or registered or certified mail, postage prepaid, return receipt requested at the addresses specified below each party’s signature hereto (with all notices to any Subsidiary Pledgor to be sent care of and to be deemed duly delivered if transmitted to Pledgor) until such time as the parties hereto designate a different or additional address or addresses in the manner provided herein or therein. Wiring instructions for each of the parties hereto are either contained in the Security Agreement or will be provided to the Securities Intermediary in a timely written notice signed by an Authorized Trustee Representative.

14. Termination. The obligations of the Securities Intermediary hereunder shall continue in effect until the Liens in favor of the Trustee for the benefit of the Noteholders with respect to the Article 8 Collateral and other Collateral have been terminated in accordance with the provisions of the Security Agreement and an Authorized Trustee Representative has notified the Securities Intermediary of such termination in writing; or until thirty (30) days after Trustee’s receipt of notice from any Pledgor Party or the Securities Intermediary of the termination of the Designated Account and Securities Intermediary’s delivery of all Article 8 Collateral to Trustee or its designee in accordance with Trustee’s written instructions.

15. Severability. If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, other than those provisions held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

16. Counterparts. This Control Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Control Agreement by signing and delivering one or more counterparts.

17. EFFECT OF SUBORDINATION AGREEMENT. UPON AND DURING EFFECTIVENESS OF THE SUBORDINATION AGREEMENT REFERRED TO IN SECTION 1A OF THE SECURITY AGREEMENT,

SUCH SUBORDINATION AGREEMENT SHALL IN ALL RESPECTS GOVERN AND CONTROL ALL RIGHTS, INTERESTS, REMEDIES AND OBLIGATIONS TO THE SAME EXTENT AS PROVIDED IN SUCH SECTION 1A AS IF THIS ENTIRE CONTROL AGREEMENT WERE FULLY INCORPORATED INTO AND SET FORTH WITHIN THE BODY OF THE SECURITY AGREEMENT ITSELF.

18. AGREEMENT OF THE PLEDGOR PARTIES. Pledgor Parties agree to indemnify and hold harmless Securities Intermediary, its officers, directors, employees and agents, against claims, liabilities or expenses (including reasonable attorney’s fees) arising out of Securities Intermediary’s compliance with any instructions from Trustee with respect to the Designated Account, except if such claims, liabilities or expenses are caused by Securities Intermediary’s negligence or willful misconduct.

[Singature pages follow]

IN WITNESS WHEREOF, the parties have duly executed this Control Agreement as of the day first written above.

SECURITIES INTERMEDIARY

WELLS FARGO BROKERAGE SERVICES, LLC, as Securities Intermediary

By:
Name:
Title:

Address for Notices: Wells Fargo Brokerage Services, LLC
Institutional Brokerage & Sales
MAC N9303-050, Suite 500
608 Second Avenue South
Minneapolis, MN 55479
Attn:
Fax:

TRUSTEE

WELLS FARGO BANK, N.A., as Trustee

By:
Name:
Title:
Address for Notices:
Wells Fargo Bank, N.A.
Corporate Trust Services
Sixth and Marquette, Mac N9303-120
Minneapolis, MN 55479
Attn: Lynn M. Steiner, Vice President
Fax No. 612-667-9825

with copies to each of:

	Morgan, Lewis & Bockius LLP	Kelley Drye & Warren LLP
	101 Park Avenue	8000 Towers Crescent Dr., Suite 1200
	New York, New York 10178	Vienna, VA 22182
	Attn: Stephen P. Farrell, Esq.	Attn: Jay Schifferli
	Fax No. 212-309-6001	Fax No. 703-918-2450

Signature Page to

Designated Account Control Agreement

PLEDGOR

VELOCITY EXPRESS CORPORATION
By:

Name:
Title:

Address for Notices:
Velocity Express Corporation
One Morningside Drive North
Building B Suite 300
Westport, CT 06880
Attn: Ted Stone
Fax No. (952) 835-4997 with copies to each of:
	Briggs and Morgan, P.A.	Budd Larner
	2200 IDS Center	150 John F. Kennedy Parkway
	80 South Eighth Street	Short Hills, New Jersey 07078
	Minneapolis, MN 55402	Attn: Mark Larner
	Attn: Avron L. Gordon	Fax No. 973-379-7734
Fax No. 612-977-8650

SUBSIDIARY PLEDGORS

VELOCITY EXPRESS, INC.
VXP MID-WEST, INC.
CORPORATE EXPRESS DISTRIBUTION SERVICES, INC.
VELOCITY EXPRESS LEASING, INC.
VXP LEASING MID-WEST, INC.
CD&L ACQUISITION CORP. (f/k/a Cobra Acquisition Corp.)

By:

Name:
Title:

Address for Notices:
All notices to name applicable Subsidiary Pledgor addressee(s) and be sent care of Pledgor at its address set forth above.

Signature Page to

Designated Account Control Agreement

SCHEDULE I

Designated Account

Velocity Express Corporation Pledge Security Account

Account No.: 12907473

EXHIBIT A

to

Designated Account Control Agreement

FORM OF NOTICE OF SOLE CONTROL

[LETTERHEAD OF TRUSTEE]

Dated [                        ]

Wells Fargo Brokerage Services, LLC

Institutional Brokerage & Sales

MAC N9303-050, Suite 500

608 Second Avenue South

Minneapolis, MN 55479

Attn:

Re: Notice of Sole Control—Velocity Express Corporation Designated Account No. 12907473

Dear [                    ]:

As referenced in Section 7(e) of the Designated Account Control Agreement dated as of June 30, 2006 (the “Control Agreement”; capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Control Agreement, a copy of which is attached) among Wells Fargo Brokerage Services, LLC, a Delaware limited liability company, as Securities Intermediary, Wells Fargo Bank, N.A., a national banking association, as Trustee, and Velocity Express Corporation, a Delaware corporation, as Pledgor, we hereby give you notice of our sole control over Article 8 Collateral maintained in the Designated Account, account number 12907473 (the “Designated Account”). You are hereby instructed not to accept any direction, instruction or entitlement order with respect to the Article 8 Collateral maintained in the Designated Account or the financial assets constituting Article 8 Collateral credited thereto from any Person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction.

You are instructed to deliver a copy of this notice by facsimile transmission to Pledgor.

Very truly yours,
Wells Fargo Bank, N.A., as Trustee
By:
Name:
Title: